UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): April 29, 2024

GXO LOGISTICS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-40470	86-2098312
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

Two American Lane Greenwich, Connecticut	06831
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (203) 489-1287

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common stock, par value $0.01 per share	GXO	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.	Other Events.

Consummation of the Wincanton Acquisition

As previously announced, on February 29, 2024, GXO Logistics, Inc. (the “Company”) issued an announcement (the “Rule 2.7 Announcement”) pursuant to Rule 2.7 of the UK City Code on Takeovers and Mergers, disclosing that the Company had made a cash offer to acquire the entire issued and to be issued share capital of Wincanton plc (“Wincanton”) (such acquisition, the “Acquisition”). On March 6, 2024, the Company announced it had elected, with the consent of Wincanton and the U.K. Panel on Takeovers and Mergers, to implement the Acquisition by way of a recommended scheme of arrangement (the “Scheme”) under Part 26 of the UK Companies Act 2006. On April 29, 2024, the Company released a press release announcing that the Scheme became effective and the Acquisition was completed following the sanction of the Scheme by the High Court of Justice in England and Wales on April 25, 2024. Upon completion of the Acquisition, the entire issued share capital of Wincanton was owned by the Company. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Pursuant to the terms of the Acquisition, Wincanton shareholders are entitled to receive 605 pence in cash per share of Wincanton.

On April 30, 2024, the listing of shares of Wincanton stock on the Financial Conduct Authority’s Official List was cancelled and admission to trading of shares of Wincanton stock on the London Stock Exchange was cancelled.

The foregoing summary description of the Acquisition does not purport to be complete and is qualified in its entirety by reference to the terms of the Acquisition described in the Rule 2.7 Announcement and the Scheme Document. A copy of the Rule 2.7 Announcement and the Scheme Document are attached as Exhibits 2.01 and 2.02 to this Current Report on Form 8-K and are incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Exhibit Title or Description
2.01	Rule 2.7 Announcement, dated as of February 29, 2024 (Incorporated by reference to Exhibit 2.1 of the Company's Current Report on Form 8-K filed with the Securities and Exchange Commission on February 29, 2024)
2.02	Scheme Document, dated as of March 14, 2024 (Incorporated by reference to Exhibit 99.1 of the Company's Current Report on Form 8-K filed with the Securities and Exchange Commission on March 14, 2024)
99.1	Press Release, dated April 29, 2024 (released via Regulatory News Service)
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 1, 2024	GXO Logistics, Inc.

	By:	/s/ Karlis P. Kirsis
Chief Legal Officer